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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 28, 2003

Vicuron Pharmaceuticals Inc.
(Exact Name of Registrant As Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-31145 (Commission File Number)	04-3278032 (I.R.S. Employer Identification Number)
455 South Gulph Road, King of Prussia, PA 19406 (Address of Principal Executive Offices) (Zip Code)
(610) 205-2300 (Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report.)

Item 7. Exhibits.

        The exhibits listed on the Exhibit Index (following the Signatures section of this report) are included in this report.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

VICURON PHARMACEUTICALS INC. (Registrant)
Date: July 7, 2003	By:	/s/ G.F. HORNER III George F. Horner III President and Chief Executive Officer

EXHIBIT INDEX

        Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.

Exhibit No.	Description
10.1*	Agreement entered into on April 13, 2001, by and between Biosearch Italia S.p.A. and San Paolo IMI S.p.A. (English Translation).
10.2*	Agreement entered into on December 4, 1998, by and between Biosearch Italia S.p.A. and San Paolo IMI S.p.A. (English Translation).
10.3
Agreement entered into on August 5, 2002, by and between Biosearch Italia S.p.A. and Ministry of Productive Activities—Directorate-General for Company Incentives Co-ordination, pursuant to Italian Ministerial Decree of May 6, 2002 (English Summary).
10.4*	Bank guarantee issued on behalf of Biosearch Manufacturing S.r.l. by San Paolo IMI S.p.A in favor of Basilicata Region on January 17, 2002 (English Translation).
10.5.1*	Financing Agreement entered into on July 10, 2002, by and between Biosearch Manufacturing S.r.l. and Monte dei Paschi di Siena Merchant S.p.A. (English Translation).
10.5.2*	Amendment to Financing Agreement entered into on January 14, 2003, by and between Biosearch Manufacturing S.r.l. and Monte dei Paschi di Siena Merchant S.p.A. (English Translation).
10.6.1*	Master Agreement entered into on December 4, 1998, by and between Biosearch Italia S.p.A. and Gruppo Lepetit S.p.A. (English Translation).
10.6.2*	Agreement entered into on March 8, 1999, by and between Biosearch Italia S.p.A. and Gruppo Lepetit S.p.A. (English Translation).
10.6.3*	Agreement entered into on November 2, 1999, by and between Biosearch Italia S.p.A. and Gruppo Lepetit S.p.A. (English Translation).
10.6.4*	Agreement entered into on November 30, 2000, by and between Biosearch Italia S.p.A. and Gruppo Lepetit S.p.A.(English Translation).
10.6.5*	Agreement entered into as of February 28, 2002, by and between Biosearch Manufacturing S.r.l. and Aventis Bulk S.p.A. (English Translation).
10.6.6*	Addendum entered into on March 28, 2002, by and between Biosearch Manufacturing S.r.l. and Aventis Bulk S.p.A. (English Translation).
10.7.1*
License and Supply Agreement, dated October 8, 2001, by and between Biosearch Italia S.p.A. and Genome Therapeutics Corporation (previously filed as an exhibit to the registrant's Amendment No. 1 to Registration Statement (No. 333-105921) on June 23, 2003 and incorporated by reference herein).
10.7.2*
Amendment No. 1 to License and Supply Agreement, dated August 8, 2002, by and between Biosearch Italia S.p.A. and Genome Therapeutics Corporation (previously filed as an exhibit to the registrant's Amendment No. 1 to Registration Statement (No. 333-105921) on June 23, 2003 and incorporated by reference herein).

*
Portions of this exhibit were omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to a request for confidential treatment.

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  Item 7. Exhibits.
SIGNATURES
EXHIBIT INDEX